AGREEMENT TO PROVIDE INSURANCE

Grantor:	Computer Software Innovations, Inc.	Lender:	RBC CENTURA BANK
	1661 East Main Street		Lending Service Center, P.O. Box 1220
	Easley, SC 29640		Rocky Mount, NC 27802

INSURANCE REQUIREMENTS. Grantor, Computer Software Innovations, Inc. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:	All Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Loan Amount.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) days prior written notice to Lender.
Comments: Customer #2929503.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

RBC CENTURA BANK P.O. Box 1220 Rocky Mount, NC 27802

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of February 10, 2006, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor’s expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR’S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 10, 2006.

GRANTOR:

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Nancy K. Hedrick, President/CEO of Computer Software Innovations, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: _________________________	PHONE (864) 859-4091

AGENT’S NAME: Fireman Insurance Co

AGENCY: R. Carl Byars Agency, Inc.

ADDRESS: P.O. Box 465, Easley, SC 29641

INSURANCE COMPANY: Computer Software Innovations

POLICY NUMBER: CPA 1014508-18

EFFECTIVE DATES: ___________________________________________________________________________________________

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COMMENTS: ________________________________________________________________________________________________

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LASER PRO Lending, Ver. 5.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - SC N:\LASERPROP\CFI\LPL\D20.FC TR-44815 PR-5